Earnings Per Share	9 Months Ended
Sep. 30, 2020
Earnings Per Share [Abstract]
Earnings Per Share

Note 5. Earnings Per Share

For purposes of this calculation, stock warrants, outstanding stock options, convertible debt and unvested restricted shares are considered common stock equivalents using the treasury stock method, and are the only such equivalents outstanding. For all periods presented, all common stock equivalents outstanding were anti-dilutive.

The following table summarizes equivalent units outstanding that were excluded from the earnings per share calculation because their effects were anti-dilutive (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Common stock purchase warrants	279	279	279	279
Stock options	71	68	71	68
Convertible Note	—	206	—	206
Advance from NDX	—	98	—	98
	350	651	350	651